TrueShares Eagle Global Renewable Energy Income ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 94.1%	Shares	Value
Electric - 90.2%(a)
ALLETE, Inc.	1,600	$102,704
American Electric Power Co., Inc.	1,500	153,900
Boralex, Inc. - Class A (b)	3,450	91,782
Clearway Energy, Inc. - Class A	3,503	99,730
E.ON SE	3,637	54,068
EDP SA	32,523	148,505
Electric Power Development Co. Ltd.	3,258	54,291
Endesa SA	3,750	81,942
Fortum Oyj	5,161	84,997
Hawaiian Electric Industries, Inc. (b)	4,077	39,465
Iberdrola SA	4,561	70,521
Mercury NZ Ltd.	15,033	61,601
Meridian Energy Ltd.	32,302	121,897
NextEra Energy, Inc.	955	80,726
Northland Power, Inc.	6,883	118,733
Northwestern Energy Group, Inc.	850	48,637
Orsted AS (b)(c)	4,103	272,776
PG&E Corp.	5,597	110,653
RWE AG	9,103	331,147
SSE PLC	9,126	229,745
Verbund AG - Class A	1,340	111,126
		2,468,946

Engineering & Construction - 3.9%
Acciona SA	761	108,006
TOTAL COMMON STOCKS (Cost $2,576,398)		2,576,952

REAL ESTATE INVESTMENT TRUSTS - 4.7%	Shares	Value
HA Sustainable Infrastructure Capital, Inc.	3,725	128,401
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $111,995)		128,401

TOTAL INVESTMENTS - 98.8% (Cost $2,688,393)		2,705,353
Other Assets in Excess of Liabilities - 1.2%		33,506
TOTAL NET ASSETS - 100.0%		$2,738,859

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $272,776 or 10.0% of the Fund’s net assets.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

TrueShares Eagle Global Renewable Energy Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,576,952	$–	$–	$2,576,952
Real Estate Investment Trusts	128,401	–	–	128,401
Total Investments	$2,705,353	$–	$–	$2,705,353

Refer to the Schedule of Investments for further disaggregation of investment categories.